FAIR VALUE MEASUREMENTS	9 Months Ended
Sep. 30, 2011
Fair Value Disclosures [Abstract]
FAIR VALUE MEASUREMENTS
NOTE 18 – FAIR VALUE MEASUREMENTS

ASC 820 defines fair value as the amount that would be received for an asset or paid to transfer a liability (i.e., an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. ASC 820 also establishes a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. ASC 820 describes the following three levels of inputs that may be used:

Level 1: Quoted prices (unadjusted) in active markets that are accessible at the measurement date for identical assets and liabilities. The fair value hierarchy gives the highest priority to Level 1 inputs.

Level 2: Observable prices that are based on inputs not quoted on active markets but corroborated by market data.

Level 3: Unobservable inputs when there is little or no market data available, thereby requiring an entity to develop its own assumptions. The fair value hierarchy gives the lowest priority to Level 3 inputs.

The table below summarizes the fair values of our financial liabilities that are measured on a recurring basis at fair value as of September 30, 2011:

	Level 1	Level 2	Level 3	Total

Purchase price contingency	$1,945	$-	$-	$1,945
Total Liabilities	$1,945	$-	$-	$1,945